EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2021
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE

24— EARNINGS (LOSS) PER SHARE

	December 31, 2021	December 31, 2020	December 31, 2019
Income (loss) available to common shareholders (in Euros)	€699,890	€(1,703,668)	€1,512,057
Weighted average number of shares for the computation of basic EPS	32,129,047	29,148,108	29,016,118
Basic EPS (in Euros)	€0.02	€(0.06)	€0.05
Effect of dilutive securities	293,824	622,723	604,238
Weighted average number of shares for the computation of diluted EPS	32,422,871	29,148,108	29,615,466
Diluted EPS income / (loss) (in Euros)	€0.02	€(0.06)	€0.05

Diluted EPS income / (loss) available to common shareholders is computed including all dilutive securities that are in the money.

The effects of dilutive securities for the year ended December 31, 2020 were excluded from the calculation of diluted earnings per share as a net loss was reported in this period.